UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 30, 2008

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531 (COMMISSION FILE NUMBER)	06-159-7083 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company today disclosed the following information:

The Company made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2008 with respect to the following items:

2008 Estimate

Estimated Q4 General and Administrative Expenses (1)	$11,500,000
Estimated Q4 Restricted Stock Compensation Expense (1)	2,800,000
Estimated Q4 Daily Direct Vessel Operating Expenses (2)
- Aframax	8,000
- Suezmax	8,100
Estimated Q4 Depreciation and Amortization (3)	14,000,000
Estimated Full Year Drydock Costs (4)	10,000,000
- Drydocking	6,500,000
- Capital Improvements	3,500,000

(1) Estimated General and Administrative Expenses are based on a budget and may vary, including as a result of actual incentive compensation. Estimated Restricted Stock Compensation Expense is based on grants made through December 2007 and excludes any grants for 2008.

(2) Estimated Daily Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management.

(3) Estimated Depreciation and Amortization are based on the acquisition value of the current fleet and depreciation of estimated drydocking costs.

(4) Estimated Drydock Costs represent budgeted drydocking expenditures based on management estimates. Two Aframax vessels were scheduled for drydocking in 2008, the first of which was completed in the first quarter ended March 31, 2008, and the second of which entered drydock in the third quarter ended September 30, 2008, and was completed in the fourth quarter ending December 31, 2008. The Company estimates a total of approximately eight offhire days for the fourth quarter.

The Company disclosed on its website that with respect to time charter coverage, its total contracted revenue for 2009 is expected to be approximately $184,000,000.

The Company also disclosed on its website that it has booked charter rates of approximately $33,000 per day for 47% of the total number of days that its Aframax vessels are expected to be available for hire in the Company’s fourth quarter ending December 31, 2008. The Company has also booked charter rates of approximately $54,000 per day for 44% of the total number of days that its Suezmax vessels are expected to be available for hire in the Company’s fourth quarter ending December 31, 2008.

These amounts are estimates and will vary based on actual results.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and observations. Included among the factors that, in the Company’s view, could cause actual results to differ materially from the forward looking statements contained in this report are the following: the ability to obtain the approval of the proposed transaction with Arlington Tankers Ltd. by the Company’s and Arlington’s shareholders; the ability to satisfy conditions to the proposed transaction with Arlington on the proposed terms and timeframe; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company’s anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; the fulfillment of the closing conditions under, or the execution of customary additional documentation for, the Company’s agreements to acquire vessels and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2007 and its subsequent reports on Form 10-Q and Form 8-K. The Company’s ability to pay dividends in any period will depend upon factors including applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of the Company’s financial performance. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves. As a result, the amount of dividends actually paid may vary from the amounts currently estimated.

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The information set forth under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information will be Filed with the SEC

In connection with the Company’s proposed transaction with Arlington, Galileo Holding Corporation has filed a Registration Statement on Form S-4 (as well as amendments thereto) with the SEC, which includes a definitive Joint Proxy Statement/Prospectus. General Maritime and Arlington are first mailing to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the proposed transaction on or about November 5, 2008. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus regarding the proposed transaction carefully because it contains important information about the Company, Arlington, the proposed transaction and related matters. You may obtain a free copy of the Joint Proxy Statement/Prospectus and other related documents filed by the Company, Arlington and Galileo Holding with the SEC at the SEC’s website at www.sec.gov. The Joint Proxy Statement/Prospectus and the other documents may also be obtained for free by accessing General Maritime’s website at www.generalmaritimecorp.com or by accessing Arlington’s website at www.arlingtontankers.com.

The Company and Arlington, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 11, 2008, which are filed with the SEC. Information regarding Arlington’s directors and executive officer is contained in Arlington’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 23, 2008, which are filed with the SEC. In addition, Peter C. Georgiopoulos, currently the Chairman, President and Chief Executive Officer of the Company, will receive benefits from the Company in connection with the executive transition discussed in the Joint Proxy Statement/Prospectus, and the Company is discussing with Edward Terino, currently the Chief Executive Officer, President, and Chief Financial Officer of Arlington, a consulting arrangement for assistance in the post-closing transition period. Upon the consummation of the proposed transaction, Mr. Terino will be entitled to receive a lump sum cash payment of $1,250,000. A more complete description of any such arrangements is available in the Registration Statement and the Joint Proxy Statement/Prospectus.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Chief Administrative Officer

Date: October 30, 2008

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